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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549


                                    FORM 8-K



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934





Date of Report (Date of earliest event reported)         February 10, 2000
                                                 -------------------------

                                      UICI
             (Exact name of registrant as specified in its charter)

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
                  Delaware                                     0-14320                   75-2044750
---------------------------------------------           ----------------------       ------------------
(State or other jurisdiction of incorporation              (Commission File            (IRS Employer
              or organization)                                 Number)               Identification No.)
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4001 McEwen Drive, Suite 200, Dallas, Texas                      75244
-------------------------------------------                  ----------------
  (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:  (972) 392-6700
                                                     --------------



                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5. OTHER EVENTS

         On February 10, 2000, UICI (the "Company") announced that release of its fourth quarter and full year 1999 operating results has been delayed, pending completion of the U.S. Office of Comptroller of the Currency's annual examination of UICI's United Credit National Bank (the "Bank") at December 31, 1999, and completion of various internal inquiries at its credit card operations. The inquiries were prompted by the previously announced charges to the credit card loan loss reserves in the fourth quarter of 1999 at United Credit National Bank, a special purpose national bank headquartered in Sioux Falls, South Dakota. The Office of the Comptroller of the Currency has not yet completed its assessment of the level of United Credit National Bank's credit card loan loss reserves at December 31, 1999 and the adequacy of the Bank's capital. The Company currently expects that its annual report to be filed with the Securities and Exchange Commission, which will include its 1999 audited financial statements, will be filed in a timely manner on or before March 30, 2000

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
        AND EXHIBITS

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Exhibit                                                             Page
Number          Description of Exhibit                             Number
--------        ----------------------                             ------
99.1 Press release announcing that release of fourth quarter and full year operating results has been delayed
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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            UICI
                                          ---------
                                          (Registrant)

Date     February 14, 2000            By   /s/ Gregory T. Mutz
     ----------------------------         --------------------
                                          Gregory T. Mutz
                                          President and Chief Executive Officer



Date     February 14, 2000            By   /s/ William Benac
     ----------------------------         ------------------
                                          William Benac
                                          Executive Vice President and Chief
                                          Financial Officer

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                               INDEX TO EXHIBITS

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

Exhibit                                                             Page
Number          Description of Exhibit                             Number
--------        ----------------------                             ------
99.1 Press release announcing that release of fourth quarter and full year operating results has been delayed
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